                                                                    Exhibit 10.8

                              CONTRACT CHANGE ORDER

PURCHASER:                       US Airways Group, Inc.

AGREEMENT:                       Master Purchase Agreement number MPA-515 dated
                                 May 9, 2003 between US Airways Group, Inc. and
                                 Bombardier Inc., represented by Bombardier
                                 Aerospace - Regional Aircraft.

C.C.O. NO.:                      003

DATE OF ISSUE:                   February 25, 2004

NO. OF PAGES:                    161

REASONS FOR CHANGE:              ***

DESCRIPTION OF AGREED CHANGES

For the purposes of this Contract Change Order No. 003 ("CCO No. 3"), "US Airways" means US Airways Group, Inc. and "Bombardier" means Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft.

1.0   Supplements

      1.1  Supplement 1

           1.1.1  ***

           1.1.2  ***

      1.1.3   ***

1.2   Supplement 2

      1.2.1 Supplement 2 is hereby deleted in its entirety and replaced with a new Supplement 2 attached hereto as Attachment 2.

1.3   Supplement 3

      1.3.1 Supplement 3 is hereby deleted in its entirety and replaced with a new Supplement 3 attached hereto as Attachment 3.

             The remainder of this page is intentionally left blank.

2.0   Master Purchase Agreement Terms and Conditions

      2.1 In Article 1.3, the definition of Firm Aircraft is hereby deleted in its entirety and replaced with the following:

             ***

      2.2    Annex A - Airline Support Services

             2.2.1   ***

             2.2.2   ***

3.0   Letter Agreements

      3.1    ***

      3.2    ***

      3.3    ***

             3.3.1   ***

             3.3.2   ***

        ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED

FOR AND ON BEHALF OF                           FOR AND ON BEHALF OF

BOMBARDIER INC.                                US AIRWAYS GROUP, INC.
Bombardier Aerospace - Regional Aircraft



Signed: /s/ Thomas E. Bell                     Signed:  /s/ Eilif Serck-Hanssen
        -----------------------------                   ------------------------


Name:   Thomas E. Bell                         Name:    Eilif Serck-Hanssen


Title:  Manager, Contracts                     Title:   V.P. Finance & Treasurer


Date:   February 26, 2004                      Date:    February 26, 2004
        -----------------------------                   ------------------------

                       Schedule 3 to Supplement MPA-515-1

                        BUYER SELECTED OPTIONAL FEATURES
                             PRICES AND DESCRIPTIONS

                              50 Seat CRJ Aircraft

    CR Ref. #                  Option Description              Price in
    ---------                  ------------------              --------
                                                                 ***
                                                                 ---

       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***

                                            ------------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______

                                            ------------------------------------

       ***                            ***                        ***

       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
       ***                            ***                        ***
                                                Subtotal       ***

                                                   Less:       ***

            Grand Total Buyer Selected Optional Features       ***

One Time Charges

       ***                            ***                      ***

***

                                            ------------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______

                                            ------------------------------------

In the event of termination of the Agreement and/or this Supplement with respect to any 50 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as provided in Article 18 of the Agreement.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                            ------------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______

                                            ------------------------------------
                                       -3-

                                SUPPLEMENT NO. 2

                                       TO

                      MASTER PURCHASE AGREEMENT NO. PA-515

                                     BETWEEN

                                 BOMBARDIER INC.

                                       AND

                             US AIRWAYS GROUP, INC.

This Supplement, including all Schedules and Annexes, when accepted and agreed to by US Airways Group, Inc. ("Buyer") will become part of Master Purchase Agreement No. PA-515 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Buyer (the "Agreement") and will evidence our further agreement with respect to the matters set forth below.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings as in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.

Article 1 below supplements Article 2 of the Agreement.

ARTICLE 1.0       SUBJECT MATTER OF SALE

1.1    ***

Article 2 below supplements Article 4 of the Agreement.

ARTICLE 2.0       PRICE

       2.1   (a)  ***

             (b)  ***

                                           -------------------------------------
                                           Initials

                                           US Airways ______ Bombardier ______

                                           -------------------------------------

                  (c)     ***

                  (d)     ***

                                           -------------------------------------
                                           Initials

                                           US Airways ______ Bombardier ______

                                           -------------------------------------

Article 3.0 below supplements Article 8.0 of the Agreement.

ARTICLE 3.0         DELIVERY PROGRAM

     3.1   ***

ARTICLE 4.0         CRJ OPTION AIRCRAFT

     4.1   ***

     4.2   ***

     4.3   ***

     4.4   ***

                                           -------------------------------------
                                           Initials

                                           US Airways ______ Bombardier ______

                                           -------------------------------------

ARTICLE 5.0       ***

5.1   ***

5.2   ***

ARTICLE 6.0       SUPPORT AND SERVICES

6.1   ***

6.2 In addition to Article 6.1 above, for all of the 70 Seat CRJ Aircraft, Buyer will automatically be entitled to:

      (i)    ***

      (ii)   ***

                                           -------------------------------------
                                           Initials

                                           US Airways ______ Bombardier ______

                                           -------------------------------------

IN WITNESS WHEREOF this Supplement was signed on the 26 day of February, 2004.


For and on behalf of                              For and on behalf of


US AIRWAYS GROUP, INC.                            BOMBARDIER INC.
                                                  Bombardier Aerospace -
                                                  Regional Aircraft


/s/ Eilif Serck-Hanssen                           /s/ Thomas E. Bell
_________________________________                 ______________________________
Name:  Eilif Serck-Hanssen                        Name:  Thomas E. Bell
Title: V.P. Finance & Treasurer                   Title: Manager, Contracts


                                           -------------------------------------
                                           Initials

                                           US Airways ______ Bombardier ______

                                           -------------------------------------

                       Schedule 1 to Supplement MPA-515-2

                         *** CRJ AIRCRAFT SPECIFICATION

                                       ***

                                           -------------------------------------
                                           Initials

                                           US Airways ______ Bombardier ______

                                           -------------------------------------

                       Schedule 2 to Supplement MPA-515-2

                       AIRCRAFT SCHEDULED DELIVERY MONTHS

                         ------------------------------------
                              CRJ700            CRJ700
                         ------------------------------------
                         ***               ***
-------------------------------------------------------------
     ***       ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
=============================================================
  Sub Total          ***          ***              ***
=============================================================
     ***       ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
=============================================================
  Sub Total
=============================================================
     ***       ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
-------------------------------------------------------------
               ***       ***               ***
=============================================================
Sub Total            ***          ***              ***
=============================================================
GRAND TOTAL                     ***               ***
-------------------------------------------------------------

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------
                                      -7-

In the event of termination of the Agreement and/or this Supplement with respect to, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 3 to Supplement MPA-515-2

                        BUYER SELECTED OPTIONAL FEATURES
                             PRICES AND DESCRIPTIONS

                              *** Seat CRJ Aircraft

     CR Ref. #                    Option Description                   ***
     ---------                    ------------------                   ---
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
        ***                              ***                           ***
                                                        Subtotal       ***

                                                           Less:       ***

                    Grand Total Buyer Selected Optional Features       ***

One Time Charge

        ***                              ***                           ***

                       Schedule 3A to Supplement MPA-515-2

                        BUYER SELECTED OPTIONAL FEATURES
                             PRICES AND DESCRIPTIONS

                              *** Seat CRJ Aircraft

      CR Ref. #                   Option Description                   ***
      ---------                   ------------------                   ---
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
         ***                             ***                           ***
                                                        Subtotal       ***

                                                                       ***

                    Grand Total Buyer Selected Optional Features       ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

         ***                             ***                           ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

In the event of termination of the Agreement and/or this Supplement with respect to CRJ Aircraft, this Schedule shall become automatically null and void with respect to each Aircraft so terminated.

The provisions of these Schedules are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 4 to Supplement MPA-515-2

                                Buyer Information

-------------------------------------------------------------------------------------------------------------
                  BUYER INFORMATION                                           DUE DATES
-------------------------------------------------------------------------------------------------------------
*Customized/Multiple Paint Schemes                      *** months prior to delivery of each Aircraft.

-------------------------------------------------------------------------------------------------------------

*Interior Decor - Standard Materials and Combinations   *** months prior to delivery of the First applicable
                                                        Aircraft.

-------------------------------------------------------------------------------------------------------------
*Interior Decor - Standard Materials,                   *** months prior to delivery of the First applicable
Custom Combinations                                     Aircraft.

-------------------------------------------------------------------------------------------------------------
*Interior Decor -Custom Materials, Custom               *** months prior to delivery of the First applicable
Combinations                                            Aircraft.

-------------------------------------------------------------------------------------------------------------
*Placards, Markings, Labels and Translations            *** months prior to delivery of the First Aircraft.

-------------------------------------------------------------------------------------------------------------
*Emergency Equipment - Standard Selection/Locations     *** months prior to delivery of the First applicable
                                                        Aircraft.

-------------------------------------------------------------------------------------------------------------
*Emergency Equipment - Custom Selection/Locations       *** months prior to delivery of the First applicable
                                                        Aircraft.

-------------------------------------------------------------------------------------------------------------
**Aircraft Registration Number(s)                       *** months prior to delivery of each Aircraft.

-------------------------------------------------------------------------------------------------------------
**Mode S Transponder Octal Code(s), as applicable       *** months prior to delivery of each Aircraft.

-------------------------------------------------------------------------------------------------------------
**SELCAL Code(s), as applicable                         *** months prior to delivery of each Aircraft.

-------------------------------------------------------------------------------------------------------------
**GPWS Audio Call-out (Mode 6) Codes, as applicable     *** months prior to delivery of each Aircraft.

-------------------------------------------------------------------------------------------------------------

***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                             FORM "A" TO SCHEDULE 4

                         BUYER'S CUSTOMIZED PAINT SCHEME

US Airways Group, Inc. hereby approves the attached Customized Paint Scheme.


Dated this ___ day of ______________ 200_.


By:  _________________________________
Name:
Title:

cc:  Contracts

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                             FORM "B" TO SCHEDULE 4

               BUYER'S INTERIOR DECOR AND EMERGENCY EQUIPMENT LIST

US Airways Group, Inc. hereby approves the attached Interior Decor as submitted by Buyer on ________________, 200_ and confirmed by Bombardier Aerospace on ___________________, 200_ and hereby approves the attached Emergency Equipment List and Locations.

Dated this ___ day of ______________ 200_.

By:  _________________________________
Name:
Title:

cc:  Contracts

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                             FORM "C" TO SCHEDULE 4

                       BUYER'S PLACARDS, LABELS & MARKINGS

US Airways Group, Inc. hereby approves the attached Placards, Markings, and Labels as submitted by Buyer on ________________________, 200_ and confirmed by Bombardier Aerospace on ___________________, 200_.

Dated this ___ day of ______________ 200_.

By:  _________________________________
Name:
Title:

cc:  Contracts

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                       Schedule 5 to Supplement MPA-515-2

                            Intentionally Left Blank

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                       Schedule 6 to Supplement MPA-515-2

                       *** CRJ AIRCRAFT CREDIT MEMORANDUM

1.0      ***

         (a)      ***

         (b)      ***


2.0 In the event of termination of the Agreement and/or this Supplement with respect to any *** CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0 The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                       Schedule 7 to Supplement MPA-515-2

                     *** CRJ Aircraft Performance Guarantee

1.0      AIRCRAFT CONFIGURATION

         The guarantees listed below are for a *** CRJ Aircraft based on the CRJ700 ER Aircraft configuration as defined in Bombardier Aerospace Type ***, with the Buyer Selected Optional Features listed in Schedule 3 or Schedule 3A as applicable, and equipped with GE CF34-8C1 engines as defined in GE document CF34-8C1 Installation Manual reference GEK 105093. The weight data corresponds to the *** design weight option. Appropriate adjustments shall be made for any changes in configuration *** approved by the Buyer and Bombardier or otherwise allowed by the Purchase Agreement and which cause changes to the performance of the Aircraft.

2.0      AIRPORT CONDITIONS

         All maximum take-off weight calculations are based on the conditions described below:

         ***

         Airport           :***
         Runway            :***
         Slope             :***
         TORA              :***
         Elev.             :***
         Temper.           :***
         Obst.             :***     #       distance (ft)      height (ft)
                                    ***     ***                ***

         Airport           :***
         Runway            :***
         Slope             :***
         TORA              :***
         Elev.             :***
         Temper.           :***
         Obst.             :***     #       distance (ft)      height (ft)
                                    ***     ***                ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

         Airport           :***
         Runway            :***
         Slope             :***
         TORA              :***
         Elev.             :***
         Temper.           :***
         Obst.             :***     #       distance (ft)      height (ft)
                                    ***     ***                ***

         Airport           :***
         Runway            :***
         Slope             :***
         TORA              :***
         Elev.             :***
         Temper.           :***
         Obst.             :***     #       distance (ft)      height (ft)
                                    ***     ***                ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

         Airport           :***
         Runway            :***
         Slope             :***
         TORA              :***
         Elev.             :***
         Temper.           :***
         Obst.             :***     #       distance (ft)      height (ft)
                                    ***     ***                ***

         Airport           :***
         Runway            :***
         Slope             :***
         TORA              :***
         Elev.             :***
         Temper.           :***
         Obst.             :***

3.0      PERFORMANCE GUARANTEES

3.1      ***

3.1.1    ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

         ------------------------------------------------------------------
          Airport          Flap Configuration             Maximum
                                                      Permissible TOW
         ------------------------------------------------------------------
            ***                   ***                       ***
         ------------------------------------------------------------------
            ***                   ***                       ***
         ------------------------------------------------------------------
            ***                   ***                       ***
         ------------------------------------------------------------------
            ***                   ***                       ***
         ------------------------------------------------------------------
            ***                   ***                       ***
         ------------------------------------------------------------------
            ***                   ***                       ***
         ------------------------------------------------------------------

3.2      ***

3.2.1    ***

3.2.2    ***

            Conditions:

         Runway:                                                          ***
         Airport elevation:                                               ***
         Ambient temperature                                              ***

         Runway available - landing (G/S):                                ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

3.2.3    ***

              Conditions:

         Runway:                                                          ***
         Airport elevation:                                               ***
         Ambient temperature                                              ***

         Runway available - landing (G/S):                                ***

3.3      ***

3.4      ***

3.5      ***

3.6      ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

3.7      ***

3.8      ***

3.9      ***

3.9.1    ***

                                     Table 1

         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------
              ***          ***          ***         ***        ***
         ----------------------------------------------------------------

3.9.2    ***

3.9.3    ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

3.9.4    ***

                 -***
                 -***
                 -***
                 -***
                 -***
                 1)***
                 i)***
                 ii)***
                 iii)***
                 iv)***
                 v)***
              2)***
                 -***

3.10     ***

----------------------------------------------------------------------------
                    ***                              ***
----------------------------------------------------------------------------
                    ***                              ***
----------------------------------------------------------------------------
                    ***                              ***
----------------------------------------------------------------------------
                    ***                              ***
----------------------------------------------------------------------------
                    ***                              ***
----------------------------------------------------------------------------
                    ***                              ***
----------------------------------------------------------------------------

4.0      WEIGHT GUARANTEES

4.1      ***

4.2      ***

                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***
                       ***                                  ***

4.3      ***

4.4      ***

4.5      ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

5.0        ***

5.1 All guaranteed performance data are based on *** unless noted otherwise. Altitudes are pressure altitudes.

5.2     *** take-off and landing performance are based on the requirements of
        ***

5.3     ***

5.4     ***

5.5     ***

5.6     ***

5.7 Normal power extraction assumes a load of *** with both engines operative and a load of *** with one engine inoperative.

5.8 Fuel density is assumed to be 6.7 pounds / US gallon. All performance guarantees are based on the use of a fuel with *** and on an Aircraft centre of gravity location of *** of the mean aerodynamic chord.

5.9     With the exception of the performance guarantees of Article 3.10, ***

5.10    ***

5.11 The Aircraft Fleet includes all delivered Aircraft after a minimum of five (5) Aircraft have been delivered.

5.12 Buyer shall operate and maintain the Aircraft and the engines in accordance with Bombardier's and engine manufacturer's procedures, recommendations and instructions contained in the applicable manuals, data and documents provided for the Aircraft. Should Buyer's Aircraft not be so maintained, the guarantee values in Article 3.10 will be adjusted to reflect the resulting adverse effect on the Aircraft performance.

5.13 Buyer shall make reasonable efforts to inform Bombardier of any modifications made on the airframe or the engines that may affect the aerodynamic cleanliness and/or the performance level of the Aircraft and Bombardier ***

5.14 The guarantees of paragraph do not cover *** due to airframe or engine damage to the extent resulting from (1) Buyer's misuse or negligence,
        (2) Buyer's improper installation, maintenance or operation, (3) foreign object damage ("FOD"), or (4) Buyer's employment of engines in power-back Aircraft operation. If an Aircraft or

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

        Aircraft Fleet is affected by the conditions resulting above, ***

5.15    Intentionally left blank.

5.16 In the event of non compliance with the guarantee set forth in paragraph 3.10, should it become apparent the Buyer has consistently replaced engines with fewer hours after "heavy overhaul maintenance" on a new Aircraft with engines with greater hours after "heavy overhaul maintenance" from an old aircraft and such replacement practices may have had an overall negative impact on the performance of the new Aircraft, ***

5.17 The guarantee set forth in paragraph 3.10 above is based on the delivery schedule presented below and more fully described in Schedule 2 to this Supplement.

   -----------------------------------------------------------------------------
               Year                           Number of aircraft delivered for
                                                       CRJ700 fleet
   -----------------------------------------------------------------------------
               ***                                        ***
   -----------------------------------------------------------------------------
               ***                                        ***
   -----------------------------------------------------------------------------
               ***                                        ***
   -----------------------------------------------------------------------------
               ***                                        ***
   -----------------------------------------------------------------------------

        If the actual delivery schedule is different from the schedule presented above, Bombardier will review the impact on the ***

6.0     GUARANTEE COMPLIANCE

6.1 Compliance with *** shall be demonstrated by reference to the approved Aircraft Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.

6.2     Compliance with the *** in Article 3.3 *** in Article 3.4, *** in
        Article 3.7, *** in Article 3.8 and *** in Article 3.9 shall be established by calculations based on flight test data obtained for an aircraft configuration similar to that defined by this specification and shall be demonstrated by reference to the Flight Planning and Cruise Control Manual (FPCCM).

6.3     Compliance with the ***.

6.4 Compliance with the *** guarantee of Article 3.10 shall be verified, with the method described in Article 6.4.1, 6.4.2, 6.4.3 and 6.4.4 below.



                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

6.4.1   The Buyer will have the responsibility to ***

6.4.2   ***

6.4.3   ***

6.4.4 Buyer will have the responsibility to inform Bombardier *** shall summarize the results from the ***. In the case that the Aircraft Fleet
        ***.

6.5 Data derived from test shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees.

7.0     ***

7.1     All Guarantees

        In the event of a shortfall in the guarantees contained in this *** guarantee, ***.

7.2     *** Guarantees

        In the event of non-compliance with the individual Aircraft ***, set forth in Section 3.8 (the "Delivery Guarantee"), the extent of the *** from the guarantee value shall be noted at delivery, (the "Deficiency").
        ***

7.3     ***

                              --------------------------------------------------
                              ***                                   ***
                              --------------------------------------------------
                              ***                                   ***
                              --------------------------------------------------
                              ***                                   ***
                              --------------------------------------------------
                              ***                                   ***
                              --------------------------------------------------

7.4     ***

        7.4.1   ***

7.5     ***

        7.5.1   ***




                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

8.0 In the event of termination of the Agreement and/or this Supplement with respect to any *** CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

9.0 The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

10.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.


11.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

12.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

APPENDIX A - *** PROGRAM

The following performance monitoring program will be used for ***.

A.1 Initial Monitoring Period

***

The Buyer will exert its diligent efforts to ensure that the above data is obtained during periods of level flight when cruise conditions are steady. In addition, when such data is being recorded ***.

***

A.2 ***

***, Buyer will continue to monitor the performance level of each Aircraft using the same procedure as described in paragraph A.1 above.

A.3 ***

A.4 ***

A.5 ***
                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                       Schedule 8 to Supplement MPA-515-2

                                       ***

1.0   ***

2.0   ***

3.0   ***

4.0   ***

5.0   ***

6.0   ***

7.0   ***

      7.1  ***

      7.2  ***

           a)  ***

           b)  ***

           c)  ***

           d)  ***

           e)  ***

           f)  ***

           g)  ***

           h)  ***

           i)  ***

           j)  ***

           k)  ***

           l)  ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

      7.3  ***

      7.4  ***

8.0   ***

      8.1  ***

           a)   ***

           b)   ***

           c)   ***

      8.2  ***

9.0   ***

10.0  ***

      10.1 ***

      10.2 ***

11.0  ***

      11.1 ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

12.0  ***

      12.1 ***

13.0  ***

14.0  ***

15.0  ***

16.0  ***

17.0  ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                       Schedule 9 to Supplement MPA-515-2

                                       ***

1.0      ***

2.0      ***

3.0      ***

4.0      ***

5.0      ***

6.0      ***

7.0      ***
         7.1      ***
         7.2      ***

                  a)      ***

                  b)      ***

                  c)      ***

                  d)      ***

                  e)      ***

                  f)      ***

                  g)      ***

                  h)      ***

                  i)      ***

                  j)      ***

                  k)      ***

                  l)      ***

         7.3 ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

         7.4      ***

8.0      ***

         8.1 ***

                  a)      ***

                  b)      ***

                  c)      ***

         8.2 ***

9.0      ***

10.0     ***
         10.1     ***

         10.2     ***

11.0     ***

12.0     ***

13.0     ***

14.0     ***

15.0     ***

16.0     ***

17.0     ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                       Schedule 10 to Supplement MPA-515-2

                                       ***

1.0      ***

         1.1      ***

         1.2      ***

         1.3      ***

2.0      ***

         2.1      ***

                  2.1.1   ***

                  2.1.2   ***

                          a)    ***

                          b)    ***

                          c)    ***
                          d)    ***
                          e)    ***
                          f)    ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

3.0      ***

         3.1      ***

         3.2      ***

         3.3      ***

4.0      ***

         4.1      ***

         4.2      ***

         4.3      ***

5.0      ***

         5.1      ***

         5.2      ***

         5.3      ***

         5.4      ***

6.0      Audit

         ***

7.0      ***

         7.1 ***

         7.2 ***

8.0      ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

9.0      ***

10.0     ***

11.0     ***

12.0     ***

13.0     ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                APPENDIX A of Schedule 10 to Supplement MPA-515-2

                                       ***
***

***

1.       ***
2.       ***
3.       ***
4.       ***

5.       ***
6.       ***
7.       ***
8.       ***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                APPENDIX B of Schedule 10 to Supplement MPA-515-2

                                       ***

***

                                               ---------------------------------
                                               Initials

                                               US Airways _____ Bombardier _____
                                               ---------------------------------

                       Schedule 11 to Supplement MPA-515-2



                            Intentionally Left Blank

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 12 to Supplement MPA515-2

                                       ***

1.0  ***

     1.1 ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                                                  ***

--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***

--------------------------------------------------------------------------------
          ***                                                        ***

--------------------------------------------------------------------------------
          ***                                                        ***

--------------------------------------------------------------------------------
          ***                                                        ***


          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

          ***                                                        ***

          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***


          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
          ***                                                        ***
--------------------------------------------------------------------------------

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
                                                                     ***

          ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                                                                     ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***

          ***                                                        ***
          ***                                                        ***

          ***                                                        ***
          ***                                                        ***

          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***

          ***                                                        ***

          ***                                                        ***

          ***                                                        ***
          ***                                                        ***
          ***                                                        ***

          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***

          ***                                                        ***
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***

          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
          ***                                                        ***
--------------------------------------------------------------------------------
          ***                                                        ***
--------------------------------------------------------------------------------

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

2.0   ***

3.0   ***

4.0   ***

5.0   ***

6.0   ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 13 to Supplement MPA-515-2

                                       ***

1.0  ***

2.0 In the event of termination of the Agreement and/or this Supplement with respect to any *** CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0 The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                       Annex A to Schedule 13 to MPA-515-2

                              *** CRJ AIRCRAFT ***

1.     ***.

2.     ***.

3.     ***.

4.     ***.

5.     ***.

6.     ***.

7.     ***.

8.     ***.

9.     ***.
       1. ***
       2. ***

10.    ***.

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                       Schedule 14 to Supplement MPA-515-2

                                       ***


1.0    ***


2.0    ***

2.1    ***

                                           -----------------------
                                                    ***
                  ------------------------------------------------
                            ***                     ***
                  ------------------------------------------------
                            ***                     ***
                  ------------------------------------------------
                            ***                     ***
                  ------------------------------------------------
                            ***                     ***
                  ------------------------------------------------


2.2      ***

         .

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

3.0    ***

3.1    ***


3.2    ***

                                        ***            ***
                                        ---            ---
                                        ***            ***
                                        ***            ***
                                        ***            ***


3.3      ***


4.0      ***


5.0      ***


6.0      ***


7.0      ***

8.0      ***

9.0      ***

10.0     ***

11.0     ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                       Schedule 15 to Supplement MPA-515-2

                            Intentionally Left Blank









                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                                SUPPLEMENT NO. 3

                                       TO

                      MASTER PURCHASE AGREEMENT NO. PA-515

                                     BETWEEN

                                 BOMBARDIER INC.

                                       AND

                             US AIRWAYS GROUP, INC.

This Supplement, including all Schedules and Annexes, when accepted and agreed to by US Airways Group, Inc. ("Buyer") will become part of Master Purchase Agreement No. PA-515 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Buyer (the "Agreement") and will evidence our further agreement with respect to the matters set forth below.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings as in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.

Article 1 below supplements Article 2 of the Agreement.

ARTICLE 1                  SUBJECT MATTER OF SALE

1.1 Subject to the provisions of the Agreement and this Supplement, Bombardier offers to sell and Buyer may purchase, *** model CL-600-2D15 Bombardier CRJ700 Series 705 aircraft ("75 Seat CRJ Aircraft" or "Aircraft") manufactured pursuant to Type Specification number *** attached hereto as
     Schedule 1 as same may be modified from time to time in accordance with the Agreement and this Supplement (the "Specification"), as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Schedule 3 hereto.

Article 2 below supplements Article 4 of the Agreement.


                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

ARTICLE 2.0    PRICE

2.1  (a)   ***

     (b)   ***

Article 3.0 below supplements Article 6.0 of the Agreement.

ARTICLE 3.0    DELIVERY PROGRAM

3.1   ***

Article 4.0 below supplements Article 13.0 of the Agreement.

ARTICLE 4.0    NON-EXCUSABLE DELAY

4.1   Intentionally left blank.

ARTICLE 5.0    ***

5.1   ***

ARTICLE 6.0    ***

6.1   ***

   IN WITNESS WHEREOF this Supplement was signed on the 26 day of February 2004.

For and on behalf of                                       For and on behalf of

US AIRWAYS GROUP, INC.                                     BOMBARDIER INC.

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                                                       Bombardier Aerospace -
                                                       Regional Aircraft

/s/ Eilif Serck-Hanssen                                /s/ Thomas E. Bell
___________________________                            _________________________
Name:  Eilif Serck-Hanssen                             Name:  Thomas E. Bell
Title: V.P. Finance & Treasurer                        Title: Manager, Contracts


                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 1 to Supplement MPA-515-3

                       75 Seat CRJ Aircraft Specification




                                       ***




                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 2 to Supplement MPA-515-3

                 75 SEAT CRJ AIRCRAFT SCHEDULED DELIVERY MONTHS

                            INTENTIONALLY LEFT BLANK




                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 3 to Supplement MPA-515-3

                        BUYER SELECTED OPTIONAL FEATURES
                             PRICES AND DESCRIPTIONS

                              75 Seat CRJ Aircraft

      ***                        ***                            ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
***          ***                                                      ***
                                                   Subtotal           ***

                                                       ***            ***

                     Grand Total Buyer Selected Optional Features     ***
***
***          ***                                                      ***


***



                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

In the event of termination of the Agreement and/or this Supplement with respect to any 80 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and or the Supplement, this Schedule shall automatically become null and void.


                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 4 to Supplement MPA-515-3

                                Buyer Information

--------------------------------------------------------------------------------
      BUYER INFORMATION                                   DUE DATES
--------------------------------------------------------------------------------
Customized/Multiple Paint Schemes             *** months prior to delivery of
                                              each Aircraft.
--------------------------------------------------------------------------------
Interior Decor - Standard Materials and       *** months prior to delivery of
Combinations                                  the First Aircraft.
--------------------------------------------------------------------------------
Interior Decor - Standard Materials, Custom   *** months prior to delivery of
Combinations                                  the First applicable Aircraft.
--------------------------------------------------------------------------------
Interior Decor -Custom Materials,             *** months prior to delivery of
Custom Combinations                           the First applicable Aircraft.
--------------------------------------------------------------------------------
Placards, Markings, Labels and Translations   *** months prior to delivery of
                                              the First Aircraft.
--------------------------------------------------------------------------------
Emergency Equipment - Standard                *** months prior to delivery of
Selection/Locations                           the First Aircraft.
--------------------------------------------------------------------------------
Emergency Equipment - Custom                  *** months prior to delivery of
Selection/Locations                           the First applicable Aircraft.
--------------------------------------------------------------------------------
Aircraft Registration Number(s)               *** months prior to delivery of
                                              each Aircraft.
--------------------------------------------------------------------------------
Mode S Transponder Octal Code(s), as          *** months prior to delivery of
applicable                                    each Aircraft.
--------------------------------------------------------------------------------
SELCAL Code(s), as applicable                 *** months prior to delivery of
                                              each Aircraft.
--------------------------------------------------------------------------------
GPWS Audio Call-out (Mode 6) Codes, as        *** months prior to delivery of
applicable                                    each Aircraft.
------------------------------------------------------- ------------------------

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                             FORM "A" TO SCHEDULE 4

BUYER'S CUSTOMIZED PAINT SCHEME

US Airways Group, Inc. hereby approves the attached Customized Paint Scheme.


Dated this ___ day of ______________ 200_.


By:  _________________________________
Name:
Title:

cc:  Contracts

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                             FORM "B" TO SCHEDULE 4

BUYER'S INTERIOR DECOR AND EMERGENCY EQUIPMENT LIST

US Airways Group, Inc. hereby approves the attached Interior Decor as submitted by Buyer on ________________, 200_ and confirmed by Bombardier Aerospace on ___________________, 200_ and hereby approves the attached Emergency Equipment List and Locations.


Dated this ___ day of ______________ 200_.


By:  _________________________________
Name:
Title:

cc:  Contracts

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                             FORM "C" TO SCHEDULE 4

BUYER'S PLACARDS, LABELS & MARKINGS

US Airways Group, Inc. hereby approves the attached Placards, Markings, and Labels as submitted by Buyer on ________________________, 200_ and confirmed by Bombardier Aerospace on ___________________, 200_.


Dated this ___ day of ______________ 200_.

By:  _________________________________
Name:
Title:

cc:  Contracts

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 5 to Supplement MPA-515-3

                           AIRCRAFT CREDIT MEMORANDUM

1.0  ***

2.0 In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0 The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0 In the event of the termination of the Agreement and or the Supplement, this Schedule shall automatically become null and void.

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 6 to Supplement MPA-515-3

                   75 Seat CRJ Aircraft Performance Guarantee


1.0  AIRCRAFT CONFIGURATION

     The guarantees listed below are based on the CRJ700 Series 705-ER Aircraft configuration as defined in new Bombardier Aerospace ***, with buyer the Buyer Selected Optional Features listed in Annex A to this Schedule 13, and equipped with GE CF34-8C5 engines as defined in GE Engines Performance Model G0173F/pip82b. The weight data corresponds to the optional.. ***

2.0  AIRPORT CONDITIONS

     All maximum take-off weight calculations are based on the conditions described below:

     ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

     Airport    : ***
     Runway     : ***
     Slope      : ***TORA        : ***
     Elev.      : ***
     Temper.    : ***
     Obst.      :     #      distance (ft)    height (ft)

                       ***          ***                     ***
                       ***          ***                     ***
                       ***          ***                     ***
                       ***          ***                     ***
                       ***          ***                     ***
                       ***          ***                     ***


     Airport    : ***
     Runway     : ***Slope       : ***TORA    : ***Elev.  : ***Temper.     : ***
     Obst.      :      #            distance (ft)           height (ft)
                       ***          ***                     ***

     Airport    : ***
     Runway     : ***Slope       : ***
     TORA       : ***Elev.       : ***Temper. : ***
     Obst.      :      #            distance (ft)           height (ft)
                       ***          ***                     ***


     Airport    : BOS, BOSTON INTL
     Runway     : 22R
     Slope      : 0.0 %
     TORA       : 7861 ft
     Elev.      : 19 ft
     Temper.    : 29oC
     Obst.      :      #            distance (ft)           height (ft)
                       1            6200                    131

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

     Airport    : ***
     Runway     : ***
     Slope      : ***TORA        : ***Elev.    : ***Temper.  : ***
     Obst.      :      #                distance (ft)           height (ft)
                       ***              ***                     ***
                       ***              ***                     ***
                       ***              ***                     ***

     Airport    : ***Runway      : ***Slope    : ***TORA     : ***Elev.   :
     ***Temper. : ***Obst.       : ***

3.0      PERFORMANCE GUARANTEES

3.1      ***

3.1.1    ***

3.1.2    ***

             -------------------------------------------------
              ***              ***                  ***
             -------------------------------------------------
                    ***             ***             ***
             -------------------------------------------------
                    ***             ***             ***
             -------------------------------------------------
                    ***             ***             ***
             -------------------------------------------------
                    ***             ***             ***
             -------------------------------------------------
                    ***             ***             ***
             -------------------------------------------------
                    ***             ***             ***
             -------------------------------------------------

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

3.2      ***

3.2.1    ***

3.2.2    ***

              Conditions:

         Runway:                                                  ***
         Airport elevation:                                       ***
         Ambient temperature                                      ***

         Runway available - landing (G/S):                        ***

3.2.3    ***

              Conditions:

         Runway:                                                  ***
         Airport elevation:                                       ***
         Ambient temperature                                      ***

         Runway available - landing (G/S):                        ***

3.3      ***

3.4      ***

3.5      ***

3.6      ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

3.7      ***

3.8      ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

3.9      ***

3.9.1    ***

                                     TABLE 1

              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------
                  ***        ***        ***      ***          ***
              ------------------------------------------------------

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

3.9.2    ***

3.9.3    ***

3.9.4    ***

              ***
                  -***                               -***           ***
                  - *********
                  1) ***
                  i) ***
              ***                              ii) ******      iii) ***  iv) ***
                  v) ***
              2)  ***                                -***
                  ***
                  ***
3.10     ***
         ***
         ***
         ***

                 ---------------------------------------------------
                              ***                         ***
                 ---------------------------------------------------
                              ***                         ***
                 ---------------------------------------------------
                              ***                         ***
                 ---------------------------------------------------
                              ***                         ***
                 ---------------------------------------------------
                              ***                         ***
                 ---------------------------------------------------
                              ***                         ***
                 ---------------------------------------------------

         ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

4.0   WEIGHT GUARANTEES

4.1   ***

      ***
4.2   ***
      ***
      ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***
     ***                                                                ***


4.3   ***

                                               ---------------------------------
                                               Initials

                                               US Airways______ Bombardier______
                                               ---------------------------------

      ***

4.4   ***

4.5   ***

      ***


5.0   PERFORMANCE GUARANTEES CONDITIONS

5.1 All guaranteed performance data are based on ***unless noted otherwise. Altitudes are pressure altitudes.

5.2   ***are based on the requirements ***.

5.3   ***guarantees are based on ***.

5.4   ***

5.5   ***

5.6   ***

5.7 Normal power extraction assumes a load of ***per engine with both engines operative and a load of ***with one engine inoperative.

5.8 Fuel density is assumed to be 6.7 pounds / US gallon. All performance guarantees are based on the use of a fuel with a lower heating value
      (LHV) of ***and on an Aircraft centre of gravity location of ***of the mean aerodynamic chord.

5.9   With the exception of the performance ***guarantees of Article 3.10, ***

5.10  ***

      ***

      ***

5.11  The Aircraft Fleet includes all delivered Aircraft after a minimum of five
      (5) Aircraft have been delivered.

5.12 Buyer shall operate and maintain the Aircraft and the engines in accordance with Bombardier's and engine manufacturer's procedures, recommendations and instructions contained in the applicable manuals, data and documents provided for the Aircraft. Should Buyer's Aircraft not be so maintained, the guarantee values in

                                               ---------------------------------
                                               Initials

                                               US Airways______ Bombardier______
                                               ---------------------------------

      Article 3.10 will be adjusted to reflect the resulting adverse effect on the Aircraft performance.

5.13 Buyer shall make reasonable efforts to inform Bombardier of any modifications made on the airframe or the engines that may affect the aerodynamic cleanliness and/or the performance level of the Aircraft and Bombardier ***.

5.14 The guarantees of paragraph do not cover Aircraft *** due to airframe or engine damage to the extent resulting from (1) Buyer's misuse or negligence, (2) Buyer's improper installation, maintenance or operation,
      (3) foreign object damage ("FOD"), or (4) Buyer's employment of engines in power-back Aircraft operation. If an Aircraft or Aircraft Fleet is affected by the conditions resulting above, ***

5.15  Intentionally left blank.

5.16 In the event of non compliance with the guarantee set forth in paragraph 3.10, should it become apparent the Buyer has consistently replaced engines with fewer hours after "heavy overhaul maintenance" on a new Aircraft with engines with greater hours after "heavy overhaul maintenance" from an old aircraft and such replacement practices may have had an overall negative impact on the performance of the new Aircraft***.

5.17 Subject to the provisions of Article 1.0 to this Schedule 6, the guarantee set forth in paragraph 3.10 above is based on the following hypothetical delivery schedule.

--------------------------------------------------------------------------
            Year                 Number of aircraft delivered for 75 Seat
                                           CRJ Aircraft fleet
--------------------------------------------------------------------------
            ***                                   ***
--------------------------------------------------------------------------
            ***                                   ***
--------------------------------------------------------------------------
            ***                                   ***
--------------------------------------------------------------------------
            ***                                   ***
--------------------------------------------------------------------------

      If the actual delivery schedule is different from the hypothetical delivery schedule presented above, Bombardier will review the impact on the ***

CE

6.0 Compliance with *** ***shall be demonstrated by reference to the approved Aircraft Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.

                                               ---------------------------------
                                               Initials

                                               US Airways______ Bombardier______
                                               ---------------------------------

6.2 Compliance with the *** be established by calculations based on flight test data obtained for an aircraft configuration similar to that defined by this specification and shall be demonstrated by reference to the Flight Planning and Cruise Control Manual (FPCCM).

6.3   Compliance with the ***

6.4 Compliance with the ***verified, with the method described in Article 6.4.1, 6.4.2, 6.4.3 and 6.4.4 below.

6.4.1 The Buyer will have the responsibility to ***.

6.4.2 ***, supplied by Bombardier to the Buyer, based on the Flight Planning and Cruise Control Manual***.

6.4.3 ***

      ***

      ***

6.4.4 Buyer will have the responsibility to inform Bombardier when the ***shall summarize the results from the monitoring program. In the case that the Aircraft Fleet is ***.

6.5 Data derived from test shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees.

                                              ---------------------------------
                                              Initials

                                              US Airways______ Bombardier______
                                              ---------------------------------

7.0   ***

7.1   All Guarantees

      In the event of a shortfall in the guarantees contained in this performance guarantee, ***.

7.2   ***

      In the event of non-compliance with the individual Aircraft ***set forth in Section 3.8 (the "Delivery Guarantee"), the extent of the ***from the guarantee value shall be noted at delivery, (the "Deficiency"). ***.

7.3   ***

      ***

      ***

      ***
                    ------------------------------------------------
                               ***                     ***
                    ------------------------------------------------
                               ***                     ***
                    ------------------------------------------------
                               ***                     ***
                    ------------------------------------------------
                               ***                     ***
                    ------------------------------------------------

7.4   ***

      ***

      ***

      ***

      ***

      7.4.1    ***

      7.5      ***

      7.5.1    ***

                                              ---------------------------------
                                              Initials

                                              US Airways______ Bombardier______
                                              ---------------------------------

8.0 In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

9.0 The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

10.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

11.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

12.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                              ---------------------------------
                                              Initials

                                              US Airways______ Bombardier______
                                              ---------------------------------

APPENDIX A - *** PROGRAM

The following ***program will be used for ***

A.1 Initial Monitoring Period

***

The Buyer will exert its diligent efforts to ensure that the above data is obtained during periods of level flight when cruise conditions are steady. In addition, when such data is being recorded, ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

***

A.2 *** Period

*** Buyer will continue to monitor the performance level of each Aircraft using the same procedure as described in paragraph A.1 above***

A.3   ***
..

A.4.  ***

A.5   ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 7 to Supplement MPA-515-3

                                       ***

1.0    ***

2.0    ***

3.0    ***

                                      ***
                       ***                      ***
              ***                                           ******
                                                ***
              ***                                           ******
                                                ******
                                      ***


4.0    ***

5.0    ***

6.0    ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

7.0   ***

7.1   ***

7.2   ***

      a)    ***

      b)    ***

      c)    ***

      d)    ***

      e)    ***

      f)    ***

      g)    ***

      h)    ***

      i)    ***

      j)    ***

      k)    ***

      l)    ***

7.3   ***

7.4   ***

8.0   ***

      8.1   ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

            a)    ***

            b)    ***

            c)    ***

      8.2   ***

9.0   ***

10.0  ***

      10.1  ***

      10.2  ***

11.0  ***
      11.1  ***

12.0  ***
      12.1  ***

13.0  ***

14.0  ***

15.0  ***

16.0  ***

17.0  ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                APPENDIX A of Schedule 7 to Supplement MPA-515-3

                                       ***

                   ***                                     ***
                    ***                                       ***
                    ***                                       ******     ******
                                                              ******     ******
                                                              ******     ******
                                                              ******     ******
                                                              ******     ******
                                                              ******     ******
                                                              ******     ***

                                             -----------------------------------
                                             Initials

                                             US Airways ______ Bombardier ______
                                             -----------------------------------

                       Schedule 8 to Supplement MPA-515-3

                                       ***

1.0   ***


2.0   ***


3.0   ***

                                     ***
                      ***                              ***

            ***                                        ***
            ***                                        ***
            ***                                        ******
                                     ******
                      ***


4.0   ***


5.0   ***


6.0   ***


7.0   ***

7.1   ***

7.2   ***

      a)    ***

      b)    ***

      c)    ***

      d)    ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

      e)    ***

      f)    ***

      g)    ***

      h)    ***

      i)    ***

      j)    ***

      k)    ***

      l)    ***


7.3   ***


7.4   ***


8.0   ***
8.1   ***

      a)    ***

      b)    ***

      c)    ***

8.2   ***

9.0   ***


10.0  ***
10.1  ***

10.2  ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

11.0   ***

12.0   ***

13.0   ***

14.0   ***

15.0   ***

16.0   ***

17.0   ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                APPENDIX A of Schedule 8 to Supplement MPA-515-3

                                            ***

                               ***                      ***
                                  ***                       ******      ******
                                                            ******      ******
                                                            ******      ******
                                                            ******      ******
                                                            ******      ******
                                                            ******      ******
                                                            ******      ******
                                                            ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                       Schedule 9 to Supplement MPA-515-3

                                      ***

1.0   ***
      1.1     ***
      1.2     ***
      1.3     ***


2.0   ***
      2.1     ***

              2.1.1    ***


              2.1.2    ***

                       a)     ***

                       b)     ***

                       c)     ***

                       d)     ***

                       e)     ***

                       f)     ***

3.0   ***
      3.1     ***

      3.2     ***

      3.3     ***


4.0   ***
      4.1     ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

        4.2     ***


        4.3     ***


5.0     ***
        5.1     ***


        5.2     ***

        5.3     ***

        5.4     ***


6.0     ***


7.0     ***
        7.1     ***

        7.2     ***

8.0     ***


9.0     ***


10.0    ***


11.0    ***

12.0    ***


13.0    ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                APPENDIX A of Schedule 9 to Supplement MPA-515-3

                                       ***

***

1.    ***
2.    ***
3.    ***
4.    ***
5.    ***
6.    ***
7.    ***
8.    ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                APPENDIX B of Schedule 9 to Supplement MPA-515-3

                                     ******

***
***

***
***

***

***

***

***

***


***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                APPENDIX C of Schedule 9 to Supplement MPA-515-3

                                           ***

                          ***                            ***

                             ***                            ******      ******
                                                            ******      ******
                                                            ******      ******
                                                            ******      ******
                                                            ******      ******
                                                            ******      ******
                                                            ******      ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                       Schedule 10 to Supplement MPA515-3

                                       ***

1.0     ***

        1.1      ***

                 ***

--------------------------------------------------------------------------------
 ***                       ***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***`

--------------------------------------------------------------------------------
***                     ***

--------------------------------------------------------------------------------
***                     ***

--------------------------------------------------------------------------------
***                     ***

***                     ***

--------------------------------------------------------------------------------
***                     ***

***                     ***

***                     ***

***                     ***

***                     ***

***                     ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                        ***
***
                        ***
***
                        ***
***
                        ***
***
                        ***
***
                        ***
***
                        ***
***
                        ***
***
--------------------------------------------------------------------------------
                        ***
***
                        ***
***
                        ***
***
                        ***
***
                        ***
***
                        ***
***
--------------------------------------------------------------------------------
                        ***
***
                        ***
***
                        ***
***
                        ***
***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
***                     ***
--------------------------------------------------------------------------------
                        ***
***
                        ***
***
                        ***
***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                        ***
***

                        ***
***

                        ***
***

***                     ***

***                     ***

***                     ***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
                        ***
***
                        ***
***
                        ***
***
                        ***
***
                        ***
***
                        ***
***

***                     ***
--------------------------------------------------------------------------------
***                     ***

                        ***
***

***                     ***

                        ***
***

***                     ***

                        ***
***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***

***                     ***

***                     ***

***                     ***

***                     ***

***                     ***

***                     ***

***                     ***

***                     ***

***                     ***

***                     ***

***                     ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

***                     ***
***                     ***
--------------------------------------------------------------------------------
***                     ***
***                     ***
***                     ***
***                     ***
***                     ***
***                     ***
***                     ***
***                     ***
                        ***
***
                        ***
***
                        ***
***
                        ***
***
--------------------------------------------------------------------------------
                        ***
***
                        ***
***
                        ***
***
                        ***
***
***                     ***
***                     ***
                        ***
***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
                        ***
***
***                     ***
--------------------------------------------------------------------------------
***                     ***
***                     ***
***                     ***
                        ***
***
--------------------------------------------------------------------------------
***                     ***
--------------------------------------------------------------------------------
***                     ***
***                     ***
***                     ***
***                     ***
--------------------------------------------------------------------------------

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

--------------------------------------------------------------------------------
***               ***
--------------------------------------------------------------------------------


2.0    ***

3.0    ***

4.0    ***

5.0    ***

6.0    ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                       Schedule 11 to Supplement MPA515-3

                                       ***
1.0      ***

2.0      ***
2.1      ***

                                                      -----------------------
                             ***                      ***
                             ------------------------------------------------
                             ***                      ***
                             ------------------------------------------------
                             ***                      ***
                             ------------------------------------------------
                             ***                      ***
                             ------------------------------------------------
                             ***                      ***
                             ------------------------------------------------


***
***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

3.0     ***
3.1     ***

3.2     ***
:

                         ***               ***
                         ***               ***
                         ***               ***
                         ***               ***

***
3.3     ***

4.0     ***

5.0     ***

6.0     ***

7.0     ***

8.0     ***

9.0     ***

10.0    ***

11.0    ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                       Schedule 12 to Supplement MPA-515-3

***

***
***

     ***
2.0 In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0 The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

3.0 This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0 Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0 In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                       Annex A to Schedule 13 to MPA-515-3

                           75 SEAT CRJ AIRCRAFT - ***

                                       TBD

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                                  ATTACHMENT B1

------------------------------------------------------------------------------------------------------------------
Airline:                                                         MEDIUM
------------------------------------------------------------------------------------------------------------------
                             Revision Service Term:
------------------------------------------------------------------------------------------------------------------

                            Bombardier Regional Jet                  *       *       *      *       *        *
                            -----------------------                  *       *       *      *       *        *
                              CRJ700 Series 701                      *       *       *      *       *        *

------------------------------------------------------------------------------------------------------------------
PUBLICATION TITLE
------------------------------------------------------------------------------------------------------------------
***                                                                ***     ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                ***     ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                ***     ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                ***     ***     ***            ***      ***
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***                                                                        ***     ***            ***      ***
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***                                                                        ***     ***            ***      ***
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***                                                                ***     ***     ***            ***      ***
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***                                                                        ***     ***            ***      ***
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***                                                                        ***     ***            ***      ***
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***                                                                        ***     ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***            ***      ***
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***                                                                        ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***
------------------------------------------------------------------------------------------------------------------
***                                                                        ***     ***            ***      ***
------------------------------------------------------------------------------------------------------------------
***                                                                                ***            ***      ***
------------------------------------------------------------------------------------------------------------------
                                                    X= Not Available
------------------------------------------------------------------------------------------------------------------

   ** ***

   Note:  ***

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                                      -A1-

                                  ATTACHMENT E

------------------------------------------------------------------------------------------------------
                    CRJ700 Series 701 TECHNICAL PUBLICATIONS
                                   PRICE LIST
------------------------------------------------------------------------------------------------------
Publication #                                   Document Title                         Price (Paper)
------------------------------------------------------------------------------------------------------
***                ***                                                                 ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
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***                ***                                                                            ***
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***                ***                                                                            ***
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***                ***                                                                            ***
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***                ***                                                                            ***
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***                ***                                                                            ***
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***                ***                                                                            ***
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***                ***                                                                            ***
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***                ***                                                                            ***
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***                ***                                                                            ***
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***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
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***                ***                                                                            ***
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***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
------------------------------------------------------------------------------------------------------
***                ***                                                                            ***
------------------------------------------------------------------------------------------------------

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                                      -A2-

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***         ***                                                      ***
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***         ***                                                              ***
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            ***                                                              ***
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***         ***                                                              ***
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***
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***
--------------------------------------------------------------------------------

                                              ----------------------------------
                                              Initials

                                              US Airways ______ Bombardier _____
                                              ----------------------------------

                                      -A3-